FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-40682


                                                  November 17, 1995



THE LAZARD FUNDS, INC.
Supplement to Prospectus Dated May 1, 1995



          The following information supplements and should be read in conjunction with the information contained in the Fund's
Prospectus under the captions "Fee Table," "Purchase of Shares" and "Redemption of Shares."

          Investors may purchase Fund shares without a sales charge directly from Lazard Freres. Securities dealers and other institutions effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.